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                                                                   Exhibit 10.22

THIS PROMISSORY NOTE IS BEING EXECUTED AND DELIVERED OUTSIDE OF THE STATE OF FLORIDA. ACCORDINGLY. THIS PROMISSORY NOTE IS EXEMPT FROM DOCUMENTARY STAMP TAX PURSUANT TO THE FLORIDA ADMINISTRATIVE CODE.

                   ASSUMPTION CAPEX LINE/TERM PROMISSORY NOTE

$576,306.54,                                   EXECUTED AT BOSTON, MASSACHUSETTS
Original Amount $1,675,000.00                          DATED AS OF JULY 30, 1999

      The undersigned, AMITEK CORPORATION, a Delaware corporation (hereinafter called "Maker" or "Obligor"), promises to pay to the order of NATIONAL BANK OF CANADA, a Canadian Chartered Bank (hereinafter, together with any holder hereof, called "Holder"), at its office in New York City, New York, or at such other place as Holder may from time to time designate, the principal sum of Five Hundred Seventy-Six Thousand Three Hundred Six and 54/100 Dollars ($576,306.54), with interest thereon from the date hereof at the variable interest rate set forth below; however, in no event to exceed the maximum rate permitted by applicable law.

      This Note and sums represented hereby are to be repaid as follows:

      The proceeds of this Note have been used for the purpose of partially financing machinery and equipment expenditures, as more fully set forth in that certain Amended and Restated Loan Agreement executed by Maker and Holder dated of even date herewith, as the same may be amended from time to time (the "Loan Agreement"). This Note shall bear interest at a variable interest rate of two and one-quarter percent (2.25%) over the Prime Rate (as defined herein) in effect from time to time, adjusted daily with any change in said Prime Rate. Payments of interest on the outstanding principal balance shall be due and payable on a monthly basis, with the first payment due and owing on the 1st day of August, 1999, with monthly payments of interest, due and payable on like date each month thereafter, through and until the Maturity Date (as defined and set forth below). In addition to the monthly payments of interest, monthly payments of principal in the amount of Six Thousand Nine Hundred Forty-Three and 46/100 Dollars ($6,943.46) shall be due and payable with the first such payment to be due and payable on the 1st day of the August, 1999, with like payments of principal due on the 1st day of each month thereafter through and until the Maturity Date. All payments required to be made under this Note shall be effectuated by means of an Advance under the Revolving Note, provided however, that if there is not adequate availability under the Loan Agreement to effectuate any such Advance, Maker shall be responsible for payment of the same. Interest under this Note shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed. All payments hereunder shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and shall be applied first to interest and lawful charges and expenses then accrued, and the remainder to principal. The

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      entire outstanding principal balance of this Note and all accrued and unpaid interest thereon and all other applicable charges shall be due and payable in full on the 4th day of June, 2001 (the "Maturity Date").

      The interest rate charged hereunder shall change on the date that National Bank of Canada changes its announced United States Prime Lending Rate to the aforesaid two and one-quarter percent (2.25%) above the United States Prime Lending Rate established on such date, and shall be the effective rate until the next date that the Prime Rate announced by National Bank of Canada as its United States Prime Lending Rate is changed. The Holder hereof shall not be required to notify Maker of any such changes in said rate of interest, which shall be reflected solely by the billing thereof to Maker. Further, the Maker acknowledges that the aforesaid National Bank of Canada United States Prime Lending Rate is the interest rate announced by National Bank of Canada from time to time as its United States Prime Lending Rate, which rate is purely discretionary, and is not necessarily the best or lowest rate charged to borrowing customers of the Holder (the "Prime Rate").

      In order to compensate Holder for loss and expense occasioned by handling delinquent payments, which include but are not limited to the cost of processing and collecting delinquencies, Maker shall pay to Holder in addition to any interest or other sums payable under this Note a service charge equal to five (5%) percent of the amount of any payment not received by Holder on or before the due date thereof. If insufficient funds were available under the Loan Agreement to effectuate an Advance (under the Revolving Note) with which to make a payment due and owing under this Note, the above set forth service charge will not be due and owing until five (5) days after the date that Holder provides Maker with notice of the required payment.

      This Note may be prepaid in whole or in part at any time without premium or penalty. Any partial prepayment shall be applied in the inverse order of maturity and shall not delay or reduce the amount of the next scheduled payment under this Note.

      From and after the date upon which any payment of principal or interest hereunder becomes due and payable (whether by acceleration or otherwise) if the same is not timely paid, or, upon the occurrence of any other default under this Note or any default under any of the Loan Documents, interest shall be payable on all sums outstanding hereunder, at the maximum rate permitted by applicable law, and shall be due and payable ON DEMAND.

      The indebtedness evidenced by this Note, and all other indebtedness of Obligor (as hereinafter defined) to Holder, however and whenever incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, sole, joint or several, due or to become due, or which may be hereafter contracted or acquired, whether arising in the ordinary course of business or otherwise (hereinafter with this Note, collectively called "Liabilities") is secured by the Loan Agreement, an amended and Restated Security Agreement, UCC Financing Statements, an Amended and Restated Security, Cash Collateral Account and Lockbox Agreement, an Absolute Unconditional and Continuing Guaranty, and all associated loan documents (collectively the "Loan Documents") encumbering certain property of the Obligor, including all proceeds thereof and rights in connection therewith, which property, together with additions and substitutions, is called the "Collateral". Holder shall have such rights with

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respect to the Collateral as is authorized by law. It is expressly agreed that if the Collateral or a portion thereof is real estate, all of the covenants, conditions and agreements contained in the mortgages are hereby made a part of this Note. If Obligor has other loans with Holder, or if Obligor takes out other loans with Holder in the future, collateral securing those loans will also secure this Note.

      Maker, and any endorsers, sureties, guarantors and all others who are or at some future date may become liable for the payments required hereunder (all of whom are hereinafter called "Obligor"), jointly and severally agree as follows:

      Additions to, releases, reductions or exchanges of or substitutions for the Collateral, payments on account of this loan or increases of the same, or other loans made partially or wholly upon the Collateral, may from time to time be made without affecting the provisions of this Note or the Liabilities of any party hereto. If any of the Collateral is personal property, Holder shall exercise reasonable care in the custody and preservation of the Collateral in its possession, and shall be deemed to have exercised reasonable care if it takes such action for that purpose as Maker shall reasonably request in writing, but no omission to comply with any request of Maker shall of itself be deemed a failure to exercise reasonable. care. Holder shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties, and Maker shall take all necessary steps for such purposes. Holder or its nominee need not collect interest on or principal of any Collateral or give any notice with respect thereto.

      If the Collateral shall at any time become unsatisfactory to Holder, or if Holder shall at any time deem itself insecure, or upon default, Maker shall, at the option of Holder and in addition to all other remedies available to Holder, within five (5) business days after demand, deposit with Holder as part of the Collateral additional property which is satisfactory to Holder.

      Obligor shall be in default hereunder upon: (a) nonpayment of any interest or principal hereunder within five (5) days of its due date; (b) failure of any Obligor to perform any agreement hereunder or otherwise a part of this loan transaction or to pay in full, when due, any Liabilities whatsoever to Holder or any installment thereof or interest thereon, or failure to pay when due any premium upon any life insurance policy held as Collateral hereunder; (c) the death, dissolution, termination of existence, insolvency, or business failure of any Obligor to this Note, appointment of a receiver of any part of the property of any such party, assignment for the benefit of creditors by or the commencement of any proceedings in bankruptcy or insolvency by or against Maker or any Obligor and, in the case of an involuntary proceeding, which has not been dismissed within forty-five (45) days; (d) the entry of a judgment against any Obligor; (e) the issuing of any attachment or garnishment, or the filing of any lien against any property of any Obligor; (f) the taking of possession of any substantial part of the property of any Obligor at the instance of any governmental authority; (g) the merger, consolidation or reorganization of any Obligor without the prior written consent of Holder, which consent shall be in Holder's sole and absolute discretion; (h) the determination by Holder that a material adverse change has occurred in the financial condition of any Obligor from the condition set forth in the most recent financial statements of such Obligor heretofore furnished to Holder or from the condition of such Obligor as heretofore most recently disclosed to Holder in any

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manner; (i) falsity in any material respect of, or any material omission in, any representation or statement made to Holder by or on behalf of any Obligor in connection with this Note; Ci) the pledge, assignment, transfer or granting of a security interest by any Obligor of any equity in any of the Collateral without the written consent of Holder; (k) cancellation of any guaranty with respect hereto, without the prior written consent of the Holder; or (1) the occurrence of any event of default under any of the Loan Documents, subject to any applicable notice and/or cure periods set forth therein, if any.

      Holder shall have all of the rights and remedies of a creditor, mortgagee, and secured party under all applicable law. Without limiting the generality of the foregoing, if Holder shall deem itself insecure or upon the occurrence of any default hereunder, Holder may, at its option and without notice or demand:
(1) declare the entire unpaid principal and accrued interest accelerated and due and payable at once, together with any and all other Liabilities of any Obligor or any of such Liabilities selected by Holder; and (2) set off against this Note all money owed by Holder in any capacity to each or any Obligor whether or not due, and also set off against all other Liabilities of Maker to Holder all money owed by Holder in any capacity to Maker, and Holder shall be deemed to have exercised such right of setoff and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto. To the extent that any of the Collateral is personal property and the Holder elects to proceed with respect to it in accordance with the Uniform Commercial Code, then unless that Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Holder will give Maker reasonable notice of the time and place of any public or private sale thereof. The requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to Maker at the address given below or at any other address shown on the records of Holder at least five (5) days before the time of sale. Upon disposition of any Collateral after the occurrence of any default hereunder, Maker shall be and shall remain liable for any deficiency; and Holder shall account to Maker for any surplus, but Holder shall have the right to apply all or part of such surplus (or to hold the same as a reserve) against any and all other Liabilities of Maker to Holder.

      Holder may, at any time, whether or not this Note is due: (i) pledge or transfer this Note and its interest in the Collateral, whereupon Holder shall be relieved of all duties and responsibilities hereunder and relieved from any and all liability with respect to any Collateral so pledged or transferred, and pledgee or transferee shall, for all purposes, stand in the place of Holder hereunder and have all the rights of Holder hereunder; (ii) transfer the whole or any part of the Collateral into the name of itself or its nominee; (iii) vote the Collateral; (iv) notify the Obligor on any Collateral to make payment to Holder of any amounts due or to become due thereon; (v) demand, sue for, collect, or make any compromise or settlement it deems desirable with reference to the Collateral; (vi) take possession or control of any proceeds of the Collateral; and (vii) exercise all other rights necessary or required, in Holder's discretion, in order to protect its interests hereunder.

      In no event shall Holder be entitled to unearned or unaccrued interest or other charges or rebates, except as may be authorized by law; nor shall any such party be entitled to receive at any time any such charges not allowed or permitted by law, or any interest in excess of the highest lawful rate. Any payments of interest in excess of the highest lawful rate shall be credited by Holder on interest

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accrued or principal or both; except that Maker shall have an option to demand refund as to any such interest or charges in excess of the highest lawful rate. Any payments of interest in excess of the highest lawful rate shall be credited by Holder on interest accrued or principal or both; except that Maker shall have an option to demand refund as to any such interest or charges in excess of the highest lawful rate. Holder may, in determining the maximum rate permitted under applicable law in effect from time to time, take advantage of (i) the maximum rate of interest permitted under New York law or federal law, which ever is higher, including any laws regarding parity among lenders; and (ii) any other law, rule or regulation in effect from time to time available to Holder, which exempts Holder from any limit upon the rate of interest it may charge, or grants to Holder the right to charge a higher rate of interest than that permitted by applicable statutes.

      No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other rights under this Note. Presentment, demand, protest, notice of dishonor and all other notices are hereby waived by each and every Obligor. Obligor, jointly and severally, promises and agrees to pay all costs of collection and reasonable attorney's fees, including reasonable attorney's fees of any suit, out of court, in trial, on appeal, in bankruptcy proceedings or otherwise, incurred or paid by Holder in enforcing this Note or preserving any right or interest of Holder hereunder. Any notice to Maker shall be sufficiently served for all purposes if delivered or furnished pursuant to Section 14.7 of the Loan Agreement.

      This Note is not assumable without the Holder's prior written consent, which consent may be granted by the Holder or denied by Holder in Holder's sole and absolute discretion.

      All rights and obligations hereunder shall be governed and construed according to the internal statutes and laws of the State of New York, without regard to principles of conflicts of laws, except as required by mandatory provisions of law, but giving effect to federal laws applicable to national banks to the extent applicable.

      THE MAKER HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ALL STATE AND FEDERAL COURTS SITTING IN NEW YORK COUNTY, NEW YORK AND AGREES THAT ALL SUMMONS AND OTHER COURT PROCESS ISSUED BY SAID COURTS MAY BE SERVED UPON THE MAKER, WITHIN OR OUTSIDE SAID COURTS' TERRITORIAL JURISDICTION, BY MAILING THE SAME, BY REGISTERED OR CERTIFIED MAIL, OR BY PERSONAL SERVICE, TO THE MAKER AT ITS ADDRESS SPECIFIED HEREIN; PROVIDED THAT NOTHING CONTAINED HEREIN SHALL LIMIT THE HOLDER HEREOF'S RIGHT TO SUE THE MAKER IN ANY OTHER COURT HAVING JURISDICTION OVER THE MAKER OR ITS ASSETS AND TO SERVE SUMMONS OR OTHER COURT PROCESS UPON THE MAKER IN ANY MANNER PERMITTED BY APPLICABLE LAW.

      THIS PROMISSORY NOTE IS BEING EXECUTED SIMULTANEOUSLY WITH THAT CERTAIN ASSUMPTION AND MODIFICATION MASTER REVOLVING PROMISSORY NOTE IN THE PRINCIPAL AMOUNT OF FOURTEEN MILLION AND 00/100 DOLLARS ($14,000,000.00) EXECUTED BY MAKER IN FAVOR OF HOLDER DATED OF EVEN DATE

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HEREWITH (THE "REVOLVING NOTE"). THIS NOTE IS CROSS-DEFAULTED WITH THE REVOLVING
NOTE, SUCH THAT A DEFAULT UNDER THIS NOTE SHALL BE AND CONSTITUTE A DEFAULT
UNDER THE REVOLVING NOTE AND A DEFAULT UNDER THE REVOLVING NOTE SHALL BE AND CONSTITUTE A DEFAULT UNDER THIS NOTE.

      THIS PROMISSORY NOTE CONSTITUTES AND IS AN ASSUMPTION OF AND MODIFICATION OF THAT CERTAIN CAPEX LINE/TERM PROMISSORY NOTE DATED AS OF JUNE 4, 1998 IN THE ORIGINAL PRINCIPAL AMOUNT OF ONE MILLION SIX HUNDRED SEVENTY-FIVE THOUSAND AND 00/100 DOLLARS ($1,675,000.00) EXECUTED BY M&K TECHNOLOGY, INC., A FLORIDA CORPORATION, AND, AMITEK CORPORATION, A FLORIDA CORPORATION, IN FAVOR OF HOLDER (THE "ORIGINAL NOTE"). ACCORDINGLY, THIS PROMISSORY NOTE CONSTITUTES AN ASSUMPTION BY MAKER OF THE ORIGINAL NOTE. ADDITIONALLY, AND AS SET FORTH ABOVE, THIS PROMISSORY NOTE IS BEING EXECUTED AND DELIVERED OUTSIDE OF THE STATE OF FLORIDA. ACCORDINGLY, NO DOCUMENTARY STAMP TAXES ARE DUE AND OWING IN CONNECTION WITH THE EXECUTION AND DELIVERY OF THIS PROMISSORY NOTE.


                            INTENTIONALLY LEFT BLANK

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      Waiver of Trial by Jury. MAKER AND HOLDER HEREBY MUTUALLY, KNOWINGLY,
WILLINGLY, INTENTIONALLY AND VOLUNTARILY WAIVE THEIR RIGHT TO TRIAL BY JURY, AND, NO PARTY, NOR ANY ASSIGNEE, SUCCESSOR, HEIR, OR LEGAL REPRESENTATIVE OF THE PARTIES (ALL OF WHOM ARE HEREINAFTER REFERRED TO AS THE "PARTIES") SHALL SEEK A JURY TRIAL IN ANY LAWSUIT, PROCEEDING, COUNTERCLAIM, OR ANY OTHER LITIGATION PROCEEDING BASED UPON OR ARISING OUT OF THIS NOTE OR THE LOAN DOCUMENTS, OR ANY INSTRUMENT EVIDENCING, SECURING, OR RELATING TO THE INDEBTEDNESS AND OTHER OBLIGATIONS EVIDENCED HEREBY OR ANY RELATED AGREEMENT OR INSTRUMENT, ANY OTHER COLLATERAL FOR THE INDEBTEDNESS EVIDENCED HEREBY OR ANY COURSE OF ACTION, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS RELATING TO THIS NOTE OR THE LOAN DOCUMENTS. THE PARTIES ALSO WAIVE ANY RIGHT TO CONSOLIDATE ANY ACTION IN WHICH A JURY TRIAL HAS BEEN WAIVED, WITH ANY OTHER ACTION IN WHICH A JURY TRIAL HAS NOT BEEN WAIVED. THE PROVISIONS OF THIS PARAGRAPH HAVE BEEN FULLY NEGOTIATED BY THE PARTIES. THE WAIVER CONTAINED HEREIN IS IRREVOCABLE, CONSTITUTES A KNOWING AND VOLUNTARY WAIVER, AND SHALL BE SUBJECT TO NO EXCEPTIONS. HOLDER HAS IN NO WAY AGREED WITH OR REPRESENTED TO MAKER OR ANY OTHER PARTY THAT THE PROVISIONS OF THIS PARAGRAPH WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.


                                     AMITEK CORPORATION, a Delaware corporation

1701 Clint Moore Road
----------------------------         By: /s/ Jim Roller
       (address)                        -------------------------------
Boca Raton., Florida 33487           Title: Secretary & Treasurer
----------------------------               ----------------------------

                                               (Corporate Seal)

COMMONWEALTH OF MASSACHUSETTS  )
COUNTY OF Suffolk              )

      The foregoing instrument was acknowledged before me this 30th day of July, 1999, by Jim Roller, as Sec/Treas. of and on behalf of AMITEK CORPORATION, a Delaware corporation, who is personally known to me or produced his/her driver's license as identification.

                                            /s/ Beth A. Good
                                     -------------------------------------
                                     NOTARY PUBLIC
                                     Commonwealth of Massachusetts
                                     Print/Type/Stamp Name
                                     Commission Expiration Date:
                                     Notary Seal:

                                     BETH A. GOOD, Notary Public:
                                     My Commission Expires April 22, 2005

                                     (Signing as a Notary and not as a
                                     Maker or Obligor of this Note.)


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